CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report for Schwab Strategic Trust – Schwab Fixed-Income ETFs (the “Funds”) on Form N-CSR for the period ended December 31, 2020 (“periodic report”), each of the undersigned, being the Chief Executive Officer and Chief Financial Officer, respectively, hereby certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The periodic report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Funds for the period presented therein.

/s/ Jonathan de St. Paer	Date: February 17, 2021
Jonathan de St. Paer
Chief Executive Officer

/s/ Mark Fischer	Date: February 17, 2021
Mark Fischer
Chief Financial Officer

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.